================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 19, 1997
                        (Date of earliest event reported)

                             ----------------------

                        ALTERNATIVE LIVING SERVICES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                             1-11999                              39-1771281
(State or other jurisdiction of       (Commission file number)        (I.R.S. Employer Identification No.)
incorporation or organization)


                        450 N. SUNNYSLOPE ROAD, SUITE 300
                           BROOKFIELD, WISCONSIN 53005
                    (Address of principal executive offices)

                                 (414) 789-9565
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5.  OTHER EVENTS

         On December 19, 1997, Alternative Living Services, Inc. (the "Company") consummated the sale of 2,800,000 shares of its common stock, $.01 par value per share (the "Common Stock"), and $125 million aggregate principal amount of its 5.25% Convertible Subordinated Debentures due 2002 (the "Debentures"), each pursuant to underwritten public offerings. In connection therewith, the Company received net proceeds (before deduction of expenses) of approximately
$183 million.

         On January 2, 1998, the Company consummated the sale of an additional $18.75 million aggregate principal amount of the Debentures as a result of the exercise by the underwriters of the over-allotment option granted to them and, in connection therewith, the Company received net proceeds (before deduction of expenses) of approximately $18.3 million.

         On January 15, 1998, the Company consummated the sale of an additional 420,000 shares of Common Stock as a result of the exercise by the underwriters of the over-allotment option granted to them and, in connection therewith, the Company received net proceeds (before deduction of expenses) of approximately $9.2 million.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         1.1 Underwriting Agreement dated as of December 15, 1997 by and between Alternative Living Services, Inc. and the Underwriters identified on Schedule 1 thereto relating to the purchase and sale of Common Stock.

         1.2 Underwriting Agreement dated as of December 15, 1997 by and between Alternative Living Services, Inc. and the Underwriters identified on Schedule 1 thereto relating to the purchase and sale of 5.25% Convertible Subordinated Debentures due 2002.

         4.1 Indenture dated as of December 19, 1997 by and between Alternative Living Services, Inc. and United States Trust Company of New York, as Trustee (the "Indenture")

         4.2 First Supplemental Indenture to the Indenture dated as of December 19, 1997 between Alternative Living Services, Inc. and United States Trust Company of New York, as Trustee.

         4.3 Second Supplemental Indenture to the Indenture dated as of January 2, 1998 between Alternative Living Services, Inc. and United States Trust Company of New York, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 28, 1998


                                    ALTERNATIVE LIVING SERVICES, INC.
                                    -------------------------------------------
                                    (Registrant)


                                    By:/s/ THOMAS E. KOMULA
                                       ----------------------------------------
                                       Thomas E. Komula, Senior Vice President,
                                       Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX


1.1 Underwriting Agreement dated as of December 15, 1997 by and between Alternative Living Services, Inc. and the Underwriters identified on
         Schedule 1 thereto relating to the purchase and sale of Common Stock.

1.2 Underwriting Agreement dated as of December 15, 1997 by and between Alternative Living Services, Inc. and the Underwriters identified on
         Schedule 1 thereto relating to the purchase and sale of 5.25% Convertible Subordinated Debentures due 2002.

4.1 Indenture dated as of December 19, 1997 by and between Alternative Living Services, Inc. and United States Trust Company of New York, as Trustee (the "Indenture")

4.2 First Supplemental Indenture to the Indenture dated as of December 19, 1997 between Alternative Living Services, Inc. and United States Trust Company of New York, as Trustee.

4.3 Second Supplemental Indenture to the Indenture dated as of January 2, 1998 between Alternative Living Services, Inc. and United States Trust Company of New York, as Trustee.